                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


           Date of Report
         (Date of earliest
          event reported):                               May 23, 2002


                   Fairchild Semiconductor International, Inc.
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             (Exact name of registrant as specified in its charter)


    Delaware                      001-15181                       04-3363001
    --------                      ---------                       ----------
(State or other           (Commission File Number)             (IRS Employer
jurisdiction of                                              Identification No.)
 incorporation)


                82 Running Hill Road, South Portland, Maine 04106
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          (Address of principal executive offices, including zip code)


                                 (207) 775-8100
                         -------------------------------
                         (Registrant's telephone number)
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Item 5. Other Events.

                  On May 20, 2002, Fairchild Semiconductor International, Inc. announced that it and a selling stockholder would offer shares of Fairchild's Class A common stock in a public offering pursuant to a shelf Registration Statement on Form S-3 (Registration No. 333-84094) that the Company has filed with the Securities and Exchange Commission. The agreed form of Underwriting Agreement, among the Company, Court Square Capital Limited, as the selling stockholder and the underwriters named therein, is filed as Exhibit 1.1 hereto.



ITEM 7. Financial Statements and Exhibits.


                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c) Exhibits. The following exhibit is being filed herewith:

                           1.1 Form of Underwriting Agreement among Fairchild Semiconductor International, Inc., Court Square Capital Limited, as the selling stockholder and Credit Suisse First Boston Corporation, as representative of the underwriters named therein.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.

Date:  May 23, 2002


                                    By:  /s/ David A. Henry
                                         --------------------------------------
                                         David A. Henry
                                         Vice President, Corporate Controller
                                         (Principal Accounting Officer
                                          and Duly Authorized Officer)

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